COLUMBIA BALANCED FUND
                                  (THE "FUND")



                SUPPLEMENT TO PROSPECTUSES DATED JANUARY 1, 2005

The section entitled "MANAGING THE FUND - PORTFOLIO MANAGERS" is replaced in entirety with the following:

PORTFOLIO MANAGERS
------------------

Mr. Guy W. Pope is responsible for selecting the securities comprising the equity portion of the Fund. Mr. Leonard A. Aplet, Mr. Jeffrey L. Rippey and Mr. Ron B. Stahl have the responsibility for determining the sector emphasis and securities within the fixed income allocation of the Fund. Following is information regarding each of the portfolio managers responsible for security selection within the Fund.

LEONARD A. APLET, a Senior Vice President of Columbia Management, has been associated with Columbia Management or its predecessors since 1987.

GUY W. POPE, a Senior Vice President of Columbia Management, has been associated with Columbia Management or its predecessors since 1993.

JEFFREY L. RIPPEY, a Senior Vice President of Columbia Management, has been associated with Columbia Management or its predecessors since 1981.

RON B. STAHL, a Vice President of Columbia Management, has been associated with Columbia Management or its predecessors since 1998.







                                                               March 18, 2005